Exhibit 99.1
BeautyHealth Reports Third Quarter 2025 Financial Results

Long Beach, Calif., November 6, 2025 – The Beauty Health Company (NASDAQ: SKIN) (“BeautyHealth” or the "Company"), home to flagship brand Hydrafacial, today announced financial results for the third quarter ended September 30, 2025 (“Q3 2025”).

“Our third-quarter results reflect disciplined execution and the continued strengthening of BeautyHealth’s foundation,” said BeautyHealth President and CEO, Pedro Malha. "Revenue of $70.7 million and Adjusted EBITDA of $8.9 million exceeded the top end of our guidance range, supported by ongoing operational efficiency. While device sales remained under pressure, the recurring consumables business continued to demonstrate resilience and profitability. With a large installed base, a growing global community of providers, and a category-defining brand in Hydrafacial, we believe we have the right foundation to drive sustainable, profitable growth. The team remains focused on expanding the device footprint, growing consumables, strengthening commercial execution, and maintaining disciplined capital stewardship.”

Key Operational and Business Metrics

	Three Months Ended September 30,		Nine Months Ended September 30,
Unaudited ($ in millions) (1)	2025	2024	2025	2024
Delivery Systems net sales	$20.8	$27.6	$63.4	$98.6
Consumables net sales	49.8	51.2	155.0	152.2
Total net sales	$70.7	$78.8	$218.4	$250.8
Gross profit	$45.6	$40.6	$143.3	$130.0
Gross margin	64.6%	51.6%	65.6%	51.8%
Adjusted gross profit(2)	$48.1	$54.7	$149.6	$151.2
Adjusted gross margin(2)	68.0%	69.5%	68.5%	60.3%
Net loss	$(11.0)	$(18.3)	$(1.4)	$(18.8)
Adjusted EBITDA(2)	$8.9	$8.1	$30.1	$3.2
Adjusted EBITDA margin(2)	12.6%	10.2%	13.8%	1.3%

	Three Months Ended September 30,		Nine Months Ended September 30,
Unaudited	2025	2024	2025	2024
Total delivery systems sold	875	1,118	2,694	3,820
Active install base(3)	35,409	34,162	35,409	34,162
__________________________
(1) Amounts may not sum due to rounding.
(2) See "Non-GAAP Financial Measures" below.
(3) Estimated number of delivery systems owned by providers that have purchased consumables in the trailing twelve-month period.

Third Quarter Financial Highlights
•Net sales were $70.7 million for the third quarter of 2025, a decrease of (10.3)%, compared to the prior year period ("Q3 2024"), due to lower delivery systems and consumables net sales.
•Gross margin was 64.6% in Q3 2025, compared to 51.6% in Q3 2024. The improvement in gross margin was primarily due to lower inventory related charges and favorable mix shift towards consumable net sales, partially offset by lower average selling price of equipment net sales.
•Adjusted gross margin was 68.0% in Q3 2025, compared to 69.5% in Q3 2024. The change in adjusted gross margin was primarily due to lower average selling price of equipment net sales.
•Net loss was $(11.0) million in Q3 2025, compared to $(18.3) million in Q3 2024. The change compared to the prior year was primarily due to lower operational spend and higher gross margin, partially offset by lower net sales.
•Adjusted EBITDA was $8.9 million in Q3 2025, compared to $8.1 million in Q3 2024. The improvement in adjusted EBITDA was primarily due to lower operational spend partially offset by lower adjusted gross profit.
•The Company placed 875 delivery systems during Q3 2025, compared to 1,118 during Q3 2024, reflecting a challenging macroeconomic environment.

Balance Sheet and Cash Flow Highlights
•Cash, cash equivalents, and restricted cash were approximately $219 million as of September 30, 2025, compared to approximately $370 million as of December 31, 2024. The change was primarily due to the repurchase of convertible senior notes during the first half of 2025.
•The Company had approximately 7 million private placement warrants and approximately 127 million shares of Class A common stock outstanding as of September 30, 2025.

Updated 2025 Financial Guidance

Fiscal Year 2025
Net sales	$293 – $300 million
Adjusted EBITDA(1)	$37 – $39 million
__________________________
(1) See "Non-GAAP Financial Measures" below.

Updated 2025 financial guidance reflects the following assumptions:
•Increase in full-year guidance reflects improvements in Adjusted EBITDA and other financial metrics.
•No further material deterioration in current general market conditions or other unforeseen circumstances beyond the Company's control, such as foreign currency exchange rates, tariffs, and trade restrictions.
•Excludes any unannounced acquisitions, dispositions or financings.

Regional Operational and Business Metrics

	Three Months Ended September 30,		Nine Months Ended September 30,
Unaudited ($ in millions) (1) (2)	2025	2024	2025	2024
Delivery Systems net sales
Americas	$13.6	$16.2	$40.3	$54.1
Asia-Pacific (“APAC”)	2.1	4.9	6.6	18.9
Europe, the Middle East and Africa (“EMEA”)	5.1	6.5	16.5	25.6
Total Delivery Systems net sales	$20.8	$27.6	$63.4	$98.6

Consumables net sales
Americas	$34.7	$35.6	$106.3	$105.8
APAC	4.2	5.9	15.8	17.5
EMEA	10.9	9.6	32.9	28.9
Total Consumables net sales	$49.8	$51.2	$155.0	$152.2

Net sales
Americas	$48.3	$51.9	$146.6	$159.9
APAC	6.3	10.8	22.4	36.4
EMEA	16.1	16.1	49.5	54.4
Total net sales	$70.7	$78.8	$218.4	$250.8

Delivery Systems sold
Americas	540	634	1,649	2,046
APAC	123	215	358	771
EMEA	212	269	687	1,003
Total Delivery Systems sold	875	1,118	2,694	3,820
__________________________
(1) Amounts may not sum due to rounding.
(2) During the second quarter of 2025, the Company transitioned sales in the China market to a distributor partner, and as a result, the Company has discontinued direct sales to customers in China.

Conference Call
BeautyHealth will host a conference call on Thursday, November 6, 2025, at 4:30 p.m. ET to review its third quarter 2025 financial results. The call may be accessed via live webcast through the Events & Presentations page on our Investor Relations website at https://investors.beautyhealth.com. A replay of the conference call will be available approximately three hours after the conclusion of the call and can be accessed online at https://investors.beautyhealth.com.

Non-GAAP Financial Measures
In addition to results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"), management utilizes certain non-GAAP financial measures such as adjusted gross profit, adjusted gross margin, adjusted EBITDA, and adjusted EBITDA margin for purposes of evaluating ongoing operations and for internal planning and forecasting purposes.

Management believes that these non-GAAP financial measures, when reviewed collectively with the Company’s GAAP financial information, provide useful supplemental information to investors in assessing the Company's operating performance. These non-GAAP financial measures should not be considered as an alternative to GAAP financial information or as an indication of operating performance or any other measure of performance derived in accordance with GAAP, and may not provide information that is directly comparable to that provided by other companies in its industry, as these other companies may calculate non-GAAP financial measures differently, particularly related to unusual items.

Adjusted gross profit is gross profit excluding the effects of depreciation expense, amortization expense, share-based compensation expense, manufacturing optimization costs, and write-off of discontinued, excess and obsolete product. Adjusted gross margin represents adjusted gross profit as a percentage of net sales.

Adjusted EBITDA is calculated as net loss excluding the effects of expense for income taxes; depreciation expense; amortization expense; share-based compensation expense; interest expense; interest income; other income, net; change in fair value of warrant liabilities; foreign currency loss (gain), net; litigation related costs; Go-to-Market restructuring; manufacturing optimization costs; write-off of discontinued, excess and obsolete product; and severance, restructuring and other. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of net sales.

The Company does not provide a reconciliation of its fiscal 2025 adjusted EBITDA guidance to net loss, the most directly comparable forward looking GAAP financial measures, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, which cannot be done without unreasonable efforts, including adjustments that could be made for changes in fair value of warrant liabilities, integration and acquisition-related expenses, amortization expenses, non-cash share-based compensation, gains/losses on foreign currency, and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. The Company's fiscal 2025 adjusted EBITDA guidance is merely an outlook and is not a guarantee of future performance. Stockholders should not rely or place an undue reliance on such forward-looking statements. See “Forward-Looking Statements” for additional information.

The Beauty Health Company
Condensed Consolidated Statements of Comprehensive Income (Loss) (1)
($ in millions, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net sales	$70.7	$78.8	$218.4	$250.8
Cost of sales	25.0	38.2	75.1	120.8
Gross profit	45.6	40.6	143.3	130.0
Operating expenses:
Selling and marketing	20.9	27.6	70.1	91.8
Research and development	1.7	1.1	3.9	5.1
General and administrative	29.3	33.4	90.3	93.7
Total operating expenses	51.9	62.2	164.3	190.6
Loss from operations	(6.2)	(21.5)	(21.0)	(60.6)
Interest expense	6.3	2.5	13.0	7.9
Interest income	(1.3)	(4.9)	(7.4)	(14.4)
Other income, net	(0.6)	(0.1)	(18.8)	(33.5)
Change in fair value of warrant liabilities	(0.2)	(0.4)	(0.3)	(3.0)
Foreign currency transaction loss (gain), net	0.2	(2.3)	(6.2)	0.2
Loss before provision for income taxes	(10.6)	(16.3)	(1.1)	(17.8)
Income tax expense	0.4	1.9	0.3	0.9
Net loss	(11.0)	(18.3)	(1.4)	(18.8)
Comprehensive (loss) income, net of tax:
Foreign currency translation adjustments	0.4	1.2	5.2	(0.7)
Comprehensive (loss) income	$(10.6)	$(17.1)	$3.8	$(19.4)
Net loss per share
Basic	$(0.09)	$(0.15)	$(0.01)	$(0.15)
Diluted	$(0.09)	$(0.15)	$(0.11)	$(0.31)
Weighted average common shares outstanding
Basic	126,890,888	124,057,602	126,020,956	123,630,811
Diluted	126,890,888	124,057,602	137,294,187	142,667,209
__________________________
(1)Amounts may not sum due to rounding.

The Beauty Health Company
Condensed Consolidated Balance Sheets (1)
($ in millions)
(Unaudited)

	September 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash, cash equivalents, and restricted cash	$219.4	$370.1
Accounts receivable, net	22.2	27.6
Inventories	56.1	69.1
Income tax receivable	3.2	0.8
Prepaid expenses and other current assets	7.4	9.5
Total current assets	308.4	477.1
Property and equipment, net	3.1	6.0
Right-of-use assets, net	13.6	13.6
Intangible assets, net	38.0	47.5
Goodwill	126.5	123.5
Deferred income tax assets, net	1.0	3.9
Other assets	13.1	14.1
TOTAL ASSETS	$503.6	$685.7
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17.3	$21.9
Accrued payroll-related expenses	18.8	17.6
Lease liabilities, current	5.0	5.1
Income tax payable	1.5	3.4
Other accrued expenses	19.3	20.0
Total current liabilities	61.9	68.2
Lease liabilities, non-current	10.6	10.8
Deferred income tax liabilities, net	0.1	0.4
Warrant liabilities	0.1	0.5
Convertible senior notes, net	363.4	552.2
Other long-term liabilities	1.9	1.8
TOTAL LIABILITIES	$438.0	$633.9

Stockholders’ equity:
Class A Common Stock	$—	$—
Additional paid-in capital	576.8	566.7
Accumulated other comprehensive loss	(1.8)	(7.0)
Accumulated deficit	(509.4)	(508.0)
Total stockholders’ equity	$65.7	$51.8
LIABILITIES AND STOCKHOLDERS’ EQUITY	$503.6	$685.7
__________________________
(1)Amounts may not sum due to rounding.

The Beauty Health Company
Condensed Consolidated Statement of Cash Flows (1)
($ in millions)
(Unaudited)

	Nine Months Ended September 30,
	2025	2024
Cash, cash equivalents, and restricted cash at beginning of period	$370.1	$523.0
Operating activities:
Net loss	(1.4)	(18.8)
Non-cash adjustments:	21.2	51.6
Change in operating assets and liabilities:
Accounts receivable	4.8	13.3
Inventories	11.1	(7.5)
Prepaid expenses, other current assets, and income tax receivable	(0.1)	8.0
Accounts payable, accrued expenses, and income tax payable	(7.1)	(39.5)
Other, net	(6.2)	(7.5)
Net cash provided by (used for) operating activities	22.3	(0.3)
Net cash used for investing activities	(3.8)	(5.9)
Net cash used for financing activities	(174.4)	(157.6)
Net change in cash, cash equivalents, and restricted cash	(155.9)	(163.8)
Effect of foreign currency translation	5.2	(0.3)
Cash, cash equivalents, and restricted cash at end of period	$219.4	$358.9
__________________________
(1)Amounts may not sum due to rounding.

The following table reconciles gross profit to adjusted gross profit for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
Unaudited ($ in millions) (1)	2025	2024	2025	2024
Net sales	$70.7	$78.8	$218.4	$250.8

Gross profit	$45.6	$40.6	$143.3	$130.0
Gross margin	64.6%	51.6%	65.6%	51.8%

Adjusted to exclude the following:
Depreciation expense	0.2	1.0	0.7	1.8
Amortization expense	2.1	3.2	5.2	9.8
Share-based compensation expense	0.1	0.2	0.4	(0.1)
Manufacturing optimization costs	—	7.6	—	7.6
Write-off of discontinued, excess and obsolete product	—	2.0	—	2.0
Adjusted gross profit	$48.1	$54.7	$149.6	$151.2
Adjusted gross margin	68.0%	69.5%	68.5%	60.3%
__________________________
(1)Amounts may not sum due to rounding.

The following table reconciles net loss to adjusted EBITDA for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
Unaudited ($ in millions) (1)	2025	2024	2025	2024
Net sales	$70.7	$78.8	$218.4	$250.8

Net loss	$(11.0)	$(18.3)	$(1.4)	$(18.8)
Adjusted to exclude the following:
Expense for income taxes	0.4	1.9	0.3	0.9
Depreciation expense	0.6	3.1	3.2	8.5
Amortization expense	7.8	6.5	16.8	18.6
Share-based compensation expense	2.5	7.7	11.2	20.8
Interest expense	6.3	2.5	13.0	7.9
Interest income	(1.3)	(4.9)	(7.4)	(14.4)
Other income, net	(0.6)	(0.1)	(18.8)	(33.5)
Change in fair value of warrant liabilities	(0.2)	(0.4)	(0.3)	(3.0)
Foreign currency loss (gain), net	0.2	(2.3)	(6.2)	0.2
Litigation related costs	2.2	2.5	14.1	3.7
Go-to-Market restructuring	—	—	3.0	—
Manufacturing optimization costs	—	7.6	—	7.6
Write-off of discontinued, excess and obsolete product	—	2.0	—	2.0
Severance, restructuring and other	2.1	0.2	2.7	2.5
Adjusted EBITDA	$8.9	$8.1	$30.1	$3.2
Adjusted EBITDA margin	12.6%	10.2%	13.8%	1.3%
__________________________
(1)Amounts may not sum due to rounding.

About The Beauty Health Company
The Beauty Health Company (NASDAQ: SKIN) is a medtech meets beauty company delivering millions of skin health experiences every year that help consumers reinvent their relationship with their skin, bodies, and self-confidence. Our brands are pioneers: Hydrafacial™ in hydradermabrasion, SkinStylus™ in nanoneedling and microneedling, and Keravive™ in scalp health. Together, with our powerful global community of estheticians, partners, and consumers, we are personalizing skin health for all ages, genders, skin tones, and skin types. We are committed to being ever more mindful in how we conduct our business to positively impact our communities and the planet. Find a local provider at https://hydrafacial.com/find-a-provider/, and learn more at beautyhealth.com or LinkedIn.

Forward-Looking Statements
Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding The Beauty Health Company’s strategy, plans, objectives, initiatives and financial outlook. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside The Beauty Health Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. As such, readers are cautioned not to place undue reliance on any forward-looking statements.

Important factors that may affect actual results or outcomes include, among others: The Beauty Health Company’s ability to manage growth; The Beauty Health Company’s ability to execute its business plan; potential litigation involving The Beauty Health Company; changes in applicable laws or regulations; the possibility that The Beauty Health Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”) and in the Company’s subsequent filings with the SEC such as on a Quarterly Report on Form 10-Q. There may be additional risks that the Company does not presently know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The Beauty Health Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contacts
Investors: IR@beautyhealth.com
Press: Press@beautyhealth.com